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                                                                   Exhibit 10.42

                            CASTLE BRANDS (USA) CORP.

No. 053109-001

             9 % SENIOR SECURED NOTE, SERIES 2004, DUE MAY 31, 2009
                                 NON-NEGOTIABLE

$4,660,000                                                       August 15, 2005

     THE SECURITY EVIDENCED HEREBY AND BENEFICIAL INTERESTS HEREIN WERE ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THE SECURITY EVIDENCED HEREBY AND BENEFICIAL INTERESTS HEREIN MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE OWNER OF THIS NOTE AND ANY BENEFICIAL INTERESTS HEREIN ARE HEREBY NOTIFIED THAT THE ISSUER HAS NOT REGISTERED THIS SECURITY UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE OWNER OF THIS NOTE AND ANY BENEFICIAL INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

     Castle Brands (USA) Corp., a Delaware corporation (the Issuer), for value received, hereby promises to pay to JPMorgan Chase Bank, National Association, its successors and assigns (the Trustee), for the benefit of registered owners of beneficial interests in this Note under Amended and Restated Trust Indenture dated as of August 15, 2005 (the Indenture), the principal sum of Four Million Six Hundred Sixty Thousand Dollars ($4,660,000.00) on May 31, 2009 (the Maturity
Date), and to pay interest accrued (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance from the date of this Note at the rate of 9.00 % per annum, semi-annually, on the 31st day of each May and the 30th day November of each year, and on the Maturity Date, with the first payment of interest being due on November 30, 2004. The Issuer further promises to pay on demand interest on any overdue principal, including any overdue prepayment of principal, and or overdue installment of interest, at a rate of interest per annum equal to the Default Rate as defined in the Indenture; provided that interest on this Note shall in no event exceed the maximum rate permitted by applicable law, and this Note is expressly made subject to the interest rate limitation provisions of Section 13.5 of the Indenture.

     This Note is secured as set forth in the Indenture and in the Security Documents and is entitled to the benefits of the Parent Guaranty (as defined in the Indenture).
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     This Note is transferable only by surrender thereof to a successor Trustee and Depository under the Indenture, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Following any partial prepayment of this Note, this Note shall be made available to the Trustee for notation hereon of the amount of principal so prepaid. In case the entire principal amount on this Note is prepaid or paid, this Note shall be marked paid in full by the Trustee, cancelled and returned to the Issuer. This Note may be prepaid in whole or in part at any time without penalty.

     In any case where the date of maturity of any interest or principal owed with respect to this Note or the date fixed for any prepayment (in whole or in part) of this Note will not be a Business Day, then payment of such interest, or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for such prepayment.

     Under certain circumstances, as specified in the Indenture, the entire principal amount of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

     This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the state of New York other than conflict of law rules thereof that would require the application of the laws of a jurisdiction other than such state.

     Dated as of August 15, 2005

ATTEST:                                 CASTLE BRANDS (USA) CORP.


/s/ Amelia Gary                         By: /s/ Mark E. Andrews
-------------------------------------       ------------------------------------
Secretary                               Name: Mark E. Andrews
                                        Title: Chairman & CEO

     This is one of the Notes referred to in the Indenture referred to herein and has been duly authenticated by the Trustee as witnessed below.

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By: /s/ Carol Logan
                                            ------------------------------------
Date of authentication: 8/9/05          Name: Carol Logan
                                        Title: Vice President